UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 23, 2024

(Date of Report (Date of earliest event reported))

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2 Cityplace Drive, Suite 200, St. Louis, MO 63141

(Address of principal executive offices)

(323) 538-5799

(Registrant’s telephone number)

__________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 504 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-25 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

                                                                                                                                                                                     Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 23, 2024, Jack Wong, CEO and Director of Verde Resources, Inc (the “Company”), stepped down from his position as Chairman of the Board of Directors (the “Board”) of the Company.

There have been no disagreements between the Company and Mr. Wong known to an executive officer of the Company on any matter relating to the Company’s operations, policies or practices. Mr. Wong was provided a copy of the disclosures made herein no later than the date of filing on this Form 8-K and has been provided with the opportunity to furnish the Company with a letter addressed to the Company stating whether or not he agrees with the statements made herein. Any letter received by the Company from Mr. Wong will be filed as an exhibit to this form 8-K by way of amendment within 3 business days of receipt.

Effective January 23, 2024, by resolution of the Board of the Company, Joseph Ambrose Lee was appointed Director and Chairman of the Board for a one (1) year term, and Tay Hong Choon was appointed Special Advisor to the Board for a one (1) year term.

Mr. Joseph Ambrose Lee (Age 65)

Mr. Lee is presently serving as the Managing Director of Borneo Oil Berhad, a Malaysia-incorporated company listed on the main board of the Kuala Lumpur Stock Exchange (KLSE). His educational background includes a Bachelor of Law (Honours) Degree from Central Lancashire University, United Kingdom, which he earned in 1980. Mr. Lee furthered his legal qualifications by becoming a Barrister at Law at Lincoln’s Inn, London, in 1981. He was subsequently called to the Sabah Bar in 1982, where he became an Advocate and Solicitor of the High Court of Sabah and Sarawak.

Mr. Tay Hong Choon (Age 51)

Mr. Tay currently holds the position of Financial Consultant at Borneo Oil Berhad, a Malaysia-incorporated company listed on the main board of the Kuala Lumpur Stock Exchange (KLSE). He is a graduate of the Association of Chartered Certified Accountants (ACCA) and is also a Chartered Accountant of Singapore. He has accumulated more than 10 years of managerial experience in accounting and corporate governance. His career has spanned various listed companies on the Singapore Exchange (SGX), navigating through the complexities of financial management in the corporate sector.

The Company believes that the education, business and operational experience of Joseph Ambrose Lee and Tay Hong Choon give them the qualifications and skills necessary to serve as Director and Chairman of the Board and Special Advisor to the Board respectively.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2024, by resolution of the Board of the Company, approved an amendment to the Bylaws of the Company (the "Amendment"). The Amendment, which was adopted effective as of January 23, 2024, increases the number of members of the Board from three (3) to seven (7).

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Amended Bylaws of Verde Resources, Inc.is attached hereto as Exhibit 3.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Jack Wong
Jack Wong
Chief Executive Officer

Date: January 29, 2024

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